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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) November 24, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                                 000-51859                      98-0372780
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(State or Other Jurisdiction          (Commission                  (IRS Employer
of Incorporation)                     File Number)           Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.

Grant of Stock Options

On November 24, 2008 (the "Effective Date"), Low Gay Teck and Thomas Dudley were each granted an option to acquire 500,000 shares of common stock of Electronic Sensor Technology, Inc. (the "Registrant"), par value $0.001 per share, at an exercise price of $.02 per share (which was the closing price of the Registrant's common stock on the Effective Date), under the Registrant's 2005 Stock Incentive Plan. The option shares granted to each of Mr. Low and Dr. Dudley will vest as follows: 25% will vest on November 24, 2009, 25% will vest on November 24, 2010, 25% will vest on November 24, 2011 and 25% will vest on November 24, 2012. The option grants were evidenced by Notices of Grant of Stock Option and Option Agreements substantially in the form attached as Exhibit 10.2 to the annual report of the Registrant on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Commission on April 15, 2005.

Independent Contractor Agreement with William Wittmeyer

On the Effective Date, the Registrant, William Wittmeyer and Wittham, a California corporation wholly owned by and employing Mr. Wittmeyer ("Wittham"), entered into an Independent Contractor Agreement, which is attached hereto as
Exhibit 10.1 and is described further below in Item 5.02, and such description is hereby incorporated into this Item 1.01 by reference.

Item 5.02 Departure of Directors; Election of Directors; Appointment of Certain Officers.

Election and Resignation of Directors

On the Effective Date, the board of directors of the Registrant accepted the resignation of James Wilburn as a director of the Registrant and as chairman of the Registrant's Audit Committee and Compensation Committee, effective as of the Effective Date.

On the Effective Date, the board of directors of the Registrant also elected Thomas Dudley as a director of the Registrant, effective as of the Effective Date, to fill the vacancy created by the departure of Mr. Wilburn. Dr. Dudley was also designated as chairman of the Registrant's Audit Committee and Compensation Committee, effective as of the Effective Date. Dr. Dudley is currently a Professor of Decision Sciences at the Pepperdine University, Graziadio School of Business and Management, and has been with Pepperdine's School of Business and Management for 35 years. Dr. Dudley's field of expertise is the application of quantitative methods to business and management problems. Dr. Dudley has consulted in major industries such as aerospace, health care, automotive, food products, computers and non-profit organizations as well as Indian Tribes in Montana and Arizona. He has been involved with a number of start-up companies as participant and advisor. Prior to beginning his Pepperdine tenure, Dr. Dudley was assistant to the president of Channing Financial Corporation, the first director of the computer facility, Graduate School of Business, University of Southern California, operations analyst at Capitol Records, Inc., and a management engineer at Convair Division of General Dynamics Corporation. Dr. Dudley has served on various boards of directors of public and private companies. He served for 10 years on the board of SpaceLabs Medical, Inc., where he was chairman of the audit committee and a member of the compensation and executive committees. He also served on the boards of Recording for the Blind and Dyslexic, Los Angeles unit, America-China Association for Science, and Technology Exchange. He presently serves on the board of Auto Graphics, Inc.

Dr. Dudley has not been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party since the beginning of the Registrant's last fiscal year involving an amount in excess of the lesser of $120,000 or one percent of the average of the Registrant's total assets at year-end for the last two completed fiscal years.

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Appointment of Certain Officers

On the Effective Date, the board of directors of the Registrant appointed William Wittmeyer to become Chief Operating Officer of the Registrant, effective as of the Effective Date. Wittham has been engaged by the Registrant to have Mr. Wittmeyer serve as an independent contractor to act as Chief Operating Officer, and the Registrant, Wittham and Mr. Wittmeyer entered into an Independent Contractor Agreement, pursuant to which Wittham will be paid $6,666.67 per month in consideration of the services of Mr. Wittmeyer as Chief Operating Officer. The Independent Contractor Agreement is effective as of the Effective Date and can be terminated at any time by either the Registrant or Mr. Wittmeyer by giving the other party ten (10) days' written notice.

William Wittmeyer, age 58, currently serves as a director of the Registrant. Mr. Wittmeyer serves on the Registrant's Audit Committee and Compensation Committee and has served as a director of the Registrant since May 1, 2008. Mr. Wittmeyer has over 25 years of experience in high-technology business and investment management. In 1997, Mr. Wittmeyer co-founded, with Maggie Tham, eXS Network Technologies Sdn. Bhd. Mr. Wittmeyer is the co-founder, along with Ms. Tham, and Chief Executive Officer of eXS Inc., a wireless access company developing innovative and cost effective products for developing countries. Prior to founding eXS Network Technologies and eXS, Inc., Mr. Wittmeyer was active in technology investing in telecommunications and semi-condutor companies. Mr. Wittmeyer was employed by W.R. Grace and Exxon Enterprises. Mr. Wittmeyer received a B.Sc. (E.E.) from the Coast Guard Academy and an M.B.A. from Columbia University Graduate School of Business Administration.

Mr. Wittmeyer is married to Maggie Tham, who is also a director of the Registrant. Other than Mr. Wittmeyer's relationship with Ms. Tham, Mr. Wittmeyer does not have any family relationship with any executive officer or director of the Registrant. Mr. Wittmeyer has not been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party since the beginning of the Registrant's last fiscal year involving an amount in excess of the lesser of $120,000 or one percent of the average of the Registrant's total assets at year-end for the last two completed fiscal years.

Item 9.01     Exhibits.

Exhibit No.   Description
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10.1          Independent Contractor Agreement dated as of November 24, 2008, among Wittham, William Wittmeyer and the Registrant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2009                         ELECTRONIC SENSOR TECHNOLOGY, INC.


                                              By: /s/ Philip Yee
                                                  ------------------------------
                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer